Exhibit 10.1

Execution Version
EXTENSION AGREEMENT
This EXTENSION AGREEMENT (this “Agreement”), dated as of October 26, 2023, is entered into among AMERICAN WATER CAPITAL CORP., a Delaware corporation (“AWCC” or the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
AWCC, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of October 26, 2022, as amended (the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

AWCC has requested its first one-year extension of the Termination Date pursuant to Section 2.06(b) of the Credit Agreement and each Lender executing this Agreement as an “Extending Lender” (each, an “Extending Lender”) has approved such request pursuant to Section 2.06(b) of the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Extension. Pursuant to Section 2.06(b) of the Credit Agreement, the Borrower requested an extension of the Termination Date for a period of one year from October 26, 2027 to October 26, 2028 (the “Extension”). As of the date hereof, the Extending Lenders constituting the Required Lenders have agreed to extend (such agreement evidenced by their execution of this Agreement) the Termination Date as to the Extending Lenders for a period of one year from October 26, 2027 to October 26, 2028. Subject to the satisfaction of the conditions in Section 3 hereof, the Termination Date as to the Extending Lenders is hereby extended to October 26, 2028. The Termination Date as to each Non-Extending Lender remains unchanged, subject to the right of the Borrower pursuant to Section 2.06(e) of the Credit Agreement to require any Non-Extending Lender to assign to one or more Eligible Assignees all of its rights and obligations under the Credit Agreement.
2.Limited Waiver. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Required Lenders hereby waive the various notice requirements contained in Section 2.06(b) of the Credit Agreement.
3.Conditions to Effectiveness. The Extension set forth in Section 1 and the limited waiver set forth in Section 2 shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:
a.The Administrative Agent shall have received counterparts of this Agreement duly executed by AWCC, the Parent (solely for purposes of acknowledging Section 4), the Administrative Agent and Extending Lenders constituting the Required Lenders.
b.AWCC shall have paid the fees and reasonable expenses required to be paid on or prior to the Effective Date under that certain fee letter, dated as of October 26, 2023, among AWCC, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association, including but not limited to an extension fee equal to 0.06% of each Extending Lender’s Commitment as of the Effective Date, and all other fees and reasonable expenses of the

Administrative Agent and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Agreement.
c.The Administrative Agent shall have received a certificate of a Responsible Officer of AWCC, dated as of the Effective Date, confirming satisfaction of the conditions set forth in Sections 3.02(b) and 3.02(c) of the Credit Agreement (with all references in such Sections to a Borrowing or Swingline Borrowing being deemed to be references to the Extension).
d.The Administrative Agent shall have received copies (certified to be true and complete by a Responsible Officer of the Borrower) of all governmental approvals (if any) required for each of the Borrower and the Parent in connection with the Extension.
4.Reaffirmation. The Parent hereby confirms and agrees that after giving effect to this Agreement and the Extension, the Obligations owing by the Borrower under the Credit Agreement constitute “Debt” under the Support Agreement. The Parent acknowledges that the Administrative Agent and the Extending Lenders would not enter into this Agreement in the absence of the acknowledgment and confirmation contained herein.
5.Full Force and Effect. Except as expressly modified hereby, the Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as modified hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or any Loan Document except as expressly set forth herein. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.
6.Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction.
7.Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.
8.Expenses. The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement.
9.Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.
10.Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

11.Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Agreement of its signatures hereon through facsimile or other electronic image file (including .pdf) may be relied upon as if this Agreement were physically delivered with an original hand-written signature of such party and shall be binding on such party for all purposes.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

AMERICAN WATER CAPITAL CORP.
By:    /s/ David Bowler
Name:    David Bowler
Title:    Vice President and Treasurer
Acknowledged and agreed solely as to Section 4 of this Agreement:

AMERICAN WATER WORKS COMPANY, INC.

By:    /s/ David Bowler
Name:    David Bowler
Title:    Senior Vice President, Deputy Chief Financial Officer and Treasurer

SIGNATURE PAGE TO
EXTENSION AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an LC Issuing Bank, a Swingline Bank and an Extending Lender
By:    /s/ Whitney Shellenberg
Name:    Whitney Shellenberg
Title:    Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

JPMORGAN CHASE BANK, N.A., as an LC Issuing Bank and an Extending Lender
By:    /s/ Joseph Oswin
Name:    Joseph Oswin
Title:    Executive Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

BANK OF AMERICA, N.A., as an Extending Lender
By:    /s/ Dilcia Pena Hill
Name:    Dilcia P. Hill
Title:    Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

MIZUHO BANK, LTD, as an Extending Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Authorized Signatory

SIGNATURE PAGE TO
EXTENSION AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as an Extending Lender
By:    /s/ Meredith L. Jermann
Name:    Meridith L. Jermann
Title:    Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

ROYAL BANK OF CANADA, as an Extending Lender
By:    /s/ Martina Wellik
Name:    Martina Wellik
Title:    Authorized Signatory

SIGNATURE PAGE TO
EXTENSION AGREEMENT

U.S. Bank National Association, as an Extending Lender
By:    /s/ James O’Shaughnessy
Name:    James O’Shaughnessy
Title:    Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

TD BANK, N.A., as an Extending Lender
By:    /s/ Steve Levi
Name:    Steve Levi
Title:    Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

TRUIST BANK, as an Extending Lender
By:    /s/ Justin Lien
Name:    Justin Lien
Title:    Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

REGIONS BANK, as an Extending Lender
By:    /s/ Daniel Capps
Name:    Daniel Capps
Title:    Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

THE BANK OF NOVA SCOTIA, as an Extending Lender
By:    /s/ David Dewar
Name:    David Dewar
Title:    Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

THE HUNTINGTON NATIONAL BANK, as an Extending Lender

By:    /s/ Christopher Olsen
Name:    Christopher Olsen
Title:    Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

THE BANK OF NEW YORK MELLON, as an Extending Lender

By:    /s/ Molly H. Ross
Name:    Molly H. Ross
Title:    Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

THE NORTHERN TRUST COMPANY, as an Extending Lender

By:    /s/ Andrew D. Holtz
Name:    Andrew D. Holtz
Title:    Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT